UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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CHARYS HOLDING COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHARYS HOLDING COMPANY, INC.

1117 Perimeter Center West, Suite N415
Atlanta, Georgia 30338

September 18, 2006

Dear Stockholders:

You are cordially invited to attend the 2006 Annual Meeting of the Stockholders of Charys Holding Company, Inc., which will be held at 1117 Perimeter Center West, Suite W113, Atlanta, Georgia 30338 on Thursday, September 28, 2006 at 1:00 p.m., Atlanta, Georgia time.

At the meeting, we will give a current report on our business, comment on matters of interest and respond to your questions.  You will find information regarding the matters to be voted on in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. A copy of our 2006 Annual Report on Form 10-KSB, including the financial statements, schedules and list of exhibits, is enclosed with this Proxy Statement.

Whether or not you plan to attend the meeting, we ask that you indicate the manner in which you wish your shares to be voted and sign and return your proxy as promptly as possible in the enclosed prepaid envelope so that your vote may be counted. You may vote your shares in person if you attend the meeting, even if you send in your proxy.  If you have any questions or need assistance in voting your shares, please call Keith Toney at (678) 442-2314.

We appreciate your continued interest in Charys Holding Company, Inc.

Very truly yours,

Billy V. Ray, Jr.
Chairman and Chief Executive Officer

CHARYS HOLDING COMPANY, INC.

1117 Perimeter Center West, Suite N415
Atlanta, Georgia 30338

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 28, 2006

To the Stockholders of Charys Holding Company, Inc.:

Notice is hereby given that the 2006 Annual Meeting of the Stockholders of Charys Holding Company, Inc. (the “Company”) will be held at 1117 Perimeter Center West, Suite W113, Atlanta, Georgia 30338 on Thursday, September 28, 2006 at 1:00 p.m., Atlanta, Georgia time (the “Annual Meeting”), for the following purposes:

1.     To elect four persons as Class B directors to our Board of Directors;

2.     To approve and adopt the Charys Holding Company, Inc. Employee Stock Incentive Plan for the Year 2006 and Non-Employee Consultants Retainer Stock Plan for the Year 2006;

3.     To approve and adopt the Charys Holding Company, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005;

4.     To ratify the appointment of Miller, Ray, Houser & Stewart LLP as our independent public accounting firm for the fiscal year ended April 30, 2007; and

5.     To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on September 6, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.  A list of such stockholders will be available for inspection for at least 10 days prior to the meeting during normal business hours at the Company’s executive offices, located at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30338.

Stockholders are cordially invited to attend the Annual Meeting in person.  Those who do not plan to attend and who wish their shares voted are requested to sign, date, and mail promptly the enclosed proxy, for which a return envelope is provided.

By Order of the Board of Directors,

Billy V. Ray, Jr.
Chairman and Chief Executive Officer

Atlanta, Georgia
September 18, 2006

IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE THAT HAS BEEN PROVIDED.  NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.  IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

CHARYS HOLDING COMPANY, INC.

1117 PERIMETER CENTER WEST, SUITE N415
ATLANTA, GEORGIA 30338

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 28, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement and the enclosed proxy card (“Proxy”) are furnished in connection with the solicitation of proxies by the Board of Directors of Charys Holding Company, Inc. (the “Company,” “we” or “us”), a Delaware corporation, to be voted at the 2006 Annual Meeting of Stockholders to be held at 1117 Perimeter Center West, Suite W113, Atlanta, Georgia 30338 on Thursday, September 28, 2006 at 1:00 p.m., Atlanta, Georgia time, and at any and all adjournments thereof.  The individuals named in the accompanying form of proxy are our chairman and one of our directors.  A stockholder wishing to appoint some other person (who needs not be a stockholder of the Company) to represent him at the meeting has the right to do so, either by inserting such person’s name in the blank space provided in the form of proxy or by completing another form of proxy.

The term “proxy materials” includes this Proxy Statement, the enclosed Proxy and a copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended April 30, 2006, as amended.  The Company intends to mail the proxy materials on or about September 18, 2006 to all of its stockholders entitled to vote.

We will only deliver one copy of the proxy materials to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.  We will promptly deliver a separate copy of the proxy materials and future stockholder communication documents to any stockholder at a shared address to which a single copy of the proxy materials was delivered, or deliver a single copy of the proxy materials and future stockholder communication documents to any stockholder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our principal executive office.  Stockholders may also address future requests regarding delivery of proxy statements and/or annual reports by contacting our Corporate Secretary at the address listed above.

Proxies

Shares represented by properly executed Proxies will be voted as specified.  If no specifications have been given in a Proxy, the shares represented thereby will be voted FOR the election of the nominees to the Board of Directors (Proposal 1), FOR the approval of the Charys Holding Company, Inc. Employee Stock Incentive Plan for the Year 2006 and Non-Employee Consultants Retainer Stock Plan for the Year 2006 (Proposal 2), FOR the approval of the Charys Holding Company, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005 (Proposal 3) and FOR the ratification of Miller, Ray, Houser & Stewart LLP as our independent public accounting firm for the fiscal year ended April 30, 2007 (Proposal 4), and, in the discretion of the persons named in the proxy, on any other business that may properly come before the meeting.  A Proxy will not be valid unless it is completed and delivered to the Company, 1117 Perimeter Center West, Suite N415, Atlanta, Georgia  30338, not less than 48 hours (excluding Saturdays and holidays) before the Annual Meeting.

Revocability

Proxies may be revoked at any time before the commencement of the meeting by (i) delivering to the Chairman of the meeting a written revocation or a duly executed Proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person.  For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for inspection by stockholders of record during ordinary business hours for proper purposes at our principal executive office.

Dissenters’ Right of Appraisal

No action will be taken in connection with the proposals by our Board of Directors or the voting stockholders for which Delaware law, our articles of incorporation or bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder’s shares.

Stockholders Entitled To Vote

Stockholders of record at the close of business on September 6, 2006 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.  On the Record Date, our authorized capital stock consisted of 300,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 5,000,000 shares of preferred stock, par value $0.001 per share.  Each share of Common Stock is entitled to one vote, of which there were 30,550,080 shares issued and outstanding on the Record Date, fully paid and non-assessable. Billy V. Ray, Jr., our chairman and Chief Executive Officer, has the right to vote 2,185,150 shares of Common Stock, representing 7.0% of our issued and outstanding Common Stock, without giving any effect to the exercise of any options to purchase shares of our Common Stock or other obligations to issue shares.

On the Record Date, our preferred stock was classified into four series: (i) Series A Preferred Stock, consisting of 1,000,000 shares, all of which were owned by Mr. Ray, (ii) Series B Preferred Stock, consisting of 400,000 shares, all of which were owned by The Frost Bank, (iii) Series C Preferred Stock, consisting of 500,000 shares, all of which were owned by The Frost Bank and (iv) Series D Preferred Stock, consisting of 1,300 outstanding shares.

The Series A Preferred Stock is not convertible into shares of Common Stock.  However, on all matters submitted for vote of our stockholders, including, without limitation, the election of directors, a holder of shares of the Series A Preferred Stock is entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such holder multiplied by 250.  In as much as Mr. Ray owns all 1,000,000 shares of our Series A Preferred Stock issued and outstanding on the Record Date, he has the equivalent votes of 250,000,000 shares of our Common Stock, which number exceeds our issued and outstanding common stock on the Record Date.

Each share of the Series B and Series C Preferred Stock is convertible into shares of Common Stock pursuant to the terms of their respective designations.  However, holders of Series B, Series C and Series D Preferred Stock do not have voting rights on any matters submitted to the vote of our stockholders.

Quorum Requirement

The quorum for the transaction of business at the Annual Meeting consists of stockholders, whether present in person or represented by Proxy, of a majority of the total votes represented by shares of the Company’s Common Stock and Series A Preferred Stock outstanding on the Record Date.  If sufficient shares are not represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitations of proxies by us.  Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the meeting in the manner set forth above.  Since Mr. Ray is entitled to 252,185,150 votes, which number exceeds the majority of the total votes represented by all shares of Common Stock and Series A Preferred Stock outstanding on the Record Date, a quorum will be assured.

Under the Delaware General Corporation Law and our Bylaws, the four nominees receiving the greatest number of votes cast by the holders of Common Stock and Series A Preferred Stock will be elected as Class B directors (Proposal 1).  There will be no cumulative voting in the election of directors.  A majority of the votes entitled to be cast at the meeting is required for the approval of the Charys Holding Company, Inc. Employee Stock Incentive Plan for the Year 2006 and Non-Employee Consultants Retainer Stock Plan for the Year 2006 (Proposal 2), while a majority of the votes cast at the meeting is required to for the approval of the Charys Holding Company, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005 (Proposal 3) and the ratification of Miller, Ray, Houser & Stewart LLP as our independent public accounting firm for our fiscal year ended April 30, 2007 (Proposal 4).

Abstentions and Broker Non-Votes

Abstentions are treated as present and entitled to vote and thus will be counted in determining whether a quorum is present.  Because the directors are elected by a plurality of the votes cast, an abstention will have no effect on the election of directors.  Since the approval of the Charys Holding Company, Inc. Employee Stock Incentive Plan for the Year 2006 and Non-Employee Consultants Retainer Stock Plan for the Year 2006 (Proposal 2) requires a majority of the votes entitled to be cast at the meeting, an abstention will have the effect of a vote against Proposal 2.  However, for Proposal 3 (approval of Charys Holding Company, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005) and Proposal 4 (ratification of Miller, Ray, Houser & Stewart LLP as our independent public accounting firm for our fiscal year ended April 30, 2007), an abstention will not be counted as having been voted on these proposals and will have no effect on such proposal.  A broker non-vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power to vote on a particular matter) is counted for purposes of determining the existence of a quorum and will have no effect on the outcome of the vote on any of the proposals.

Proxy Solicitation Costs

The Company will bear the entire cost of soliciting proxies to be voted at the Annual Meeting, including the preparation, printing and mailing of proxy materials.  In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone, telegram or facsimile.  No additional compensation will be paid to such persons for such solicitation.  The Company will reimburse brokers, banks and other nominees for their reasonable out-of-pocket expenses for forwarding the proxy materials to their customers who are beneficial owners.

Our principal executive office and mailing address is 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30338.

ELECTION OF DIRECTORS
(PROPOSAL 1)

Four Class B directors are to be elected at the Annual Meeting to hold office with a three-year term expiring in 2009 and thereafter until their successors are elected.  The Board of Directors is divided into three classes, each of whose members serve for staggered three-year terms.  Of the current directors, three Class A directors have terms expiring at the fiscal 2008 annual meeting, four Class B directors have terms expiring at this Annual Meeting and two Class C directors have terms expiring at the fiscal 2007 annual meeting.  At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring.  There are no family relationships among any of the directors, director nominees or the executive officers of the Company.

The Board of Directors has nominated H. Alec McLarty, Neil L. Underwood, David S. Gergacz and Catherine B. McKee as Class B directors at this Annual Meeting.  Shares represented by executed Proxies will be voted, if authority to do so is not withheld, for the election of the nominees named above.  If, however, any of the proposed Class B directors are unable to serve, or for good cause decline to serve at the time of the Annual Meeting, the Proxy may be voted for a substitute nominee designated by the Board of Directors to fill the vacancy.  Each person nominated for election has agreed to serve if elected, and the Company has no reason to believe that any of the nominees for election will not be available to serve his or her prescribed term.

Effective July 13, 2006, Richard Mangiarelli voluntarily resigned as a Class C director of the Company.  Mr. Mangiarelli did not resign due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The name of each current director and the nominees for election as directors and certain background information about such persons as of August 31, 2006 is set forth below.

Vote Required

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect the four nominees as directors.  This means that the four nominees will be elected if they receive more affirmative votes than any other person.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED BELOW.

Nominees to Serve as Class B Directors (Term Expires in 2009)

H. Alec McLarty, age 61, has served as a member of the Board of Directors since 2004.  From 1996 until 2001 Mr. McLarty was the chief executive officer of Clarion Resources Communications Corp. From 1999 until 2000, Mr. McLarty was a director of Abel Telecom Holding Inc., a publicly traded company.  Mr. McLarty has served in various capacities from chief operating officer to chairman of the board of three major textile companies manufacturing socks and pantyhose. Mr. McLarty entered the telecom industry in 1987 and founded his first telecommunications company, U. S. Telnetics Inc., which was subsequently sold to Resurqens Communication Corp. Mr. McLarty has founded several other telecom companies and served as chief executive officer and chairman of each, with the latest one in 1993 being a joint venture with Telenor (the telephone company in Norway) as the majority stockholder.  This venture established offices in Atlanta, New York, Los Angeles and Miami for domestic operations while establishing international companies with offices in Oslo, Luxembourg, London, Rome, Karachi, Hong Kong, and Kuala Lumpur.  Mr. McLarty is a graduate of the University of Georgia with a B.A. in political science.

Neil L. Underwood, age 37, has served as a member of the Board of Directors since 2004.  Mr. Underwood currently serves as a consultant for S1 Corporation, a publicly traded company. Mr. Underwood has been with S1 since 1991.  While working at S1, Mr. Underwood continues to develop Underwood Ventures, LLC, an 11 year-old real estate holding company focusing on commercial and residential real estate in the Atlanta market. Additionally, Mr. Underwood is a principle in Underwood Ventures, a real estate holding company, and a partner in HF Development, a land development company.  Mr. Underwood is a certified cash manager.  Mr. Underwood is an honors graduate of Georgia Institute of Technology with a B.S. in industrial engineering.

David S. Gergacz, age 57, has served as a member of the Board of Directors since 2004.  Mr. Gergacz has more than 30 years of experience in the communications, computer hardware, and software industries.  Mr. Gergacz, currently chairman of Signature Investments, has held a number of senior executive positions that include chairman and chief executive officer of Brite Voice Systems (now Intervoice - Brite) from 1996 through 2000, chief executive officer of Cincinnati Bell Telephone from 1995 through 1996, chief executive officer of Rogers Cantel, Canada’s largest wireless communications company from 1993 through 1995, and vice chairman of Unitel (now AT&T Canada) from 1993 through 1995, chief executive officer of Boston Technology (now Comverse) from 1991 through 1993, and president of Network Systems at Sprint from 1984 to 1991.  Mr. Gergacz also held various management positions at Bell Labs, AT&T and Nynex.  Mr. Gergacz has a B.S. from Purdue University, and is a member of Phi Beta Kappa.

Catherine B. McKee, age 62, has served as a member of the Board of Directors since 2004.  Prior to her retirement, Ms. McKee served as senior vice president and director at General Dynamics C4 Systems.  Ms. McKee has been with General Dynamics since 2001.  From 1977 through 2001, Ms. McKee was employed by Motorola and held various positions as senior vice president of business services and corporate vice president of quality and administration.  Ms. McKee has a B.S. in chemistry from the College of St. Elizabeth, is a graduate of the Arizona State University College of Business Management Institute and is a fellow of the Kaiser Institute of Innovation and Intuition.

Continuing Class A Directors

Gisle Larsen, age 49, has served as a member of the Board of Directors since 2004.  Mr. Larsen since 2004 has been the chief executive officer of iPhone, an international telecom operator in Scandinavia.  Prior to his service with iPhone, from 2002 until 2004, Mr. Larsen was a director of business development at n-Tel Communications Ltd., Dubai, United Arab Emirates.  Mr. Larsen has 15 years of executive management level experience within the IT and telecommunications industries including two years from 2000 until 2002 as chief executive officer for iOnosphere Asia & Middle East Ltd, a company developing a regional telecom solutions presence in Asia, Africa and the Middle East.  Prior to that assignment, Mr. Larsen served for four years with Telenor International as director of international markets from 1996 until 1998, and director of business development from 1998 until 2000, during which time he was responsible for the establishment of wholesale telecom businesses in nine countries. Before 1996, Mr. Larsen worked with IBM, a publicly traded company and with BEST Decision Support Ltd., which he co-founded.  Mr. Larsen has an MBA from the Norwegian School of Management.

Dennis C. Hayes, age 56, has served as a member of the Board of Directors since 2004.  Mr. Hayes founded and continues to provide leadership for an Internet industry trade association, which works closely with the United States Congress, the FCC and other agencies of the government to protect the interests of the Internet industry through legislative initiatives and advocacy.  Mr. Hayes is the former chairman, president and chief executive officer of Hayes Microcomputer Products, Inc., which he founded, grew and provided executive leadership from a start up to a global company reaching revenues in excess of $240 million annually, with more than 1,500 employees.  Mr. Hayes was inducted into the Technology Hall of Fame in 2004 as a direct result of his contributions to the industry.

Michael Oyster, age 50, has served as a member of the Board of Directors since 2004.  Mr. Oyster has more than 25 years of experience in the communications, computer hardware and software industries. Since 2003, Mr. Oyster has been president and chief operating officer of Zoemail LLC.  From 1999 through 2001, Mr. Oyster held several positions including president at the Fusion companies.  From 1998 through 2003, Mr. Oyster worked for Equip Foundation, a non-profit leadership development association.  Prior to his service with Equip Foundation, Mr. Oyster was president of Network Plus, Inc.  Mr. Oyster has a B.A. in liberal arts from Olivet College and an M.S. in management from Purdue University.

Continuing Class C Directors

Billy V. Ray, Jr., age 49, has served as a member of the Board of Directors since 2004.  Mr. Ray served as our president from December 2003 until June 25, 2004, when he was elected Chairman of the Board of Directors.  From September 2003 until the present, Mr. Ray has served as chief executive officer of Flagship Holdings, Inc. a single purpose corporation organized to function as an insurance holding company.  From January 2004 until June, 2005, Mr. Ray served as vice president of Realm National Insurance Company and was on the board of directors of Realm.  From October 2001 until November 2003, Mr. Ray served as chief financial officer of Patton Management Group, Inc. From December 2000 until October 2001, Mr. Ray was executive vice president of mergers and acquisitions for Bracknell Corporation, Inc., a publicly traded company.  From January 1997 to December 2000, Mr. Ray was chairman, chief executive officer, chief financial officer, and consultant of Able Telcom Holding Corporation, Inc., a publicly traded company. From 1995 to 1997, Mr. Ray was the president and founder of Ten-Ray Utility Construction, Inc., a utility construction company, which operated primarily in Colorado, Oklahoma and Washington, DC, as a contractor and consultant on cost-plus projects for Alcatel North America and Lockheed Information Systems.  Mr. Ray also served from 1990 to 1992 as a member of the board of directors and as a member of the Audit Committee and the Insurance and Profit Sharing Plan Committee of Dycom Industries, Inc., a New York Stock Exchange publicly traded company.  Mr. Ray has a B.A. in accounting from the University of North Carolina at Greensboro and has been a certified public accountant since 1982.

John Jordan, age 70, has served as a member of the Board of Directors since 2004.  Mr. Jordan founded the Jordan Companies in 1985, a group of privately held, diversified companies engaged in energy related engineering, manufacturing and marketing activities, defense and aerospace consulting and international negotiations and representation.  Mr. Jordan has served as chief executive officer and president of these companies for over 20 years.  Mr. Jordan served as an officer in both the United States Air Force and the United States Marine Corps.  Mr. Jordan is a graduate of Stanford University, the Marine Corps Command and Staff College, senior officers’ programs at the National Defense University-Industrial College of the Armed Forces and the Naval War College.

Executive Officers

The following individuals serve as the Company’s executive officers as of August 31, 2006:

Name	Age	Position
Billy V. Ray, Jr. (1)	49	Chairman, Chief Executive Officer and Director
Raymond J. Smith	54	Vice President, Chief Financial Officer and Secretary
Michael Oyster (2)	50	Vice President and Director

(1)          Information for Billy V. Ray, Jr. is provided above under “Continuing Class C Directors.”

(2)          Information for Michael Oyster is provided above under “Continuing Class A Directors.”

Raymond J. Smith, age 54, was a financial consultant for the Company from 2000 until his appointment as our chief financial officer on June 25, 2004.  From 1997 to 2000, Mr. Smith was chief financial officer for Professional Sports Car Racing, Inc. in Tampa, Florida.  From 1993 until 1997, Mr. Smith was chief financial officer for WinterBrook Beverage Group, Inc. in Bellevue, Washington. From 1985 until 1993, Mr. Smith was vice president of finance for National Beverage Corp., a publicly traded company, in Ft. Lauderdale, Florida.  From 1979 until 1985, Mr. Smith was the controller of Burnup & Sims, Inc., a publicly traded company, in Ft. Lauderdale, Florida.  Mr. Smith has a B.S. in accounting from Philadelphia University and an MBA in finance from Temple University.

Board of Directors and Committee Meetings

The Board of Directors held 6 meetings during the fiscal year ended April 30, 2006.  All of the Company’s directors attended at least 75% of the aggregate number of the meetings of the Board of Directors and any applicable committee held while they were members of the Board of Directors or the applicable committee. The Board of Directors has a standing compensation committee (“Compensation Committee”), a nominating and corporate governance committee (“Nominating and Corporate Governance Committee”) and an audit committee (“Audit Committee”).

The Company encourages all incumbent directors and nominees for election as director to attend the annual meeting of stockholders, and all of our directors attended the annual meeting in September 2005.

The following table shows the membership of the standing committees of the Board of Directors as of August 31, 2006:

Name	Audit	Compensation	Nominating and Corporate Governance
Billy V. Ray, Jr.
Raymond J. Smith
John Jordan
Neil L. Underwood	X	X
David S. Gergacz	Chair
Michael Oyster
Gisle Larsen		X
Dennis C. Hayes			X
Catherine B. McKee	X		Chair
H. Alec McLarty		Chair	X

Compensation Committee

The Compensation Committee is responsible for making recommendations to the Board of Directors concerning salaries and compensation for our executive officers and employees and administering the Company’s employee compensation plans.  The members of the committee are H. Alec McLarty as chairman, Neil L. Underwood and Gisle Larsen, all of whom are non-employee directors.  The Board of Directors has adopted a charter for the Compensation Committee, a current copy of which is available on the Company’s website at www.charys.com/investor_governance.html.  During the fiscal year ended April 30, 2006, the Compensation Committee held four meetings.

Audit Committee

The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by us (including resolution of disagreements between our management and the auditor regarding financial disclosure) for the purpose of preparing or issuing an audit report or related work.  The Audit Committee will also review and evaluate our internal control functions.  The members of the committee are David S. Gergacz as chairman, Neil L. Underwood and Catherine B. McKee.  Mr. Mangiarelli served as chairman of the Audit Committee until he resigned in July 2006, and Mr. Gergacz has served as Chairman of the Audit Committee since July 2006.  The Board of Directors has adopted a charter for the Audit Committee, a copy of which was previously attached and included as Attachment C to the definitive proxy statement for the 2005 annual meeting of stockholders filed with the Securities and Exchange Commission (“SEC”) on September 6, 2005.  During the fiscal year ended April 30, 2006, our Audit Committee held three meetings.  The Audit Committee was established for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.  All members of the Audit Committee are independent within the meaning of Rule 4200(a)(15) of the NASD listing standards.

Our Board of Directors has determined that Mr. Gergacz is an “audit committee financial expert” and “independent” as defined by the applicable rules of the SEC.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee exercises the power and authority to recommend the appropriate size and composition of the board, nominees for election to the board, and nominees for election to the committees.  The members of the committee are Catherine B. McKee as chairwoman, H. Alec McLarty and Dennis C. Hayes.  All members of the Nominating and Corporate Governance Committee are independent within the meaning of Rule 4200(a)(15) of the NASD listing standards.  We have adopted a charter for the Nominating and Corporate Governance Committee, a current copy of which is available on the Company’s website at www.charys.com/investor_governance.html.  The functions to be performed by the Nominating and Corporate Governance Committee include selecting candidates to fill vacancies on the Board of Directors, reviewing the structure and composition of the board, and considering qualifications requisite for continuing board service. During the fiscal year ended April 30, 2006, our Nominating and Corporate Governance Committee held two meetings.

Stockholder Nominations for Director.  In accordance with the provisions of our Bylaws, the Nominating and Corporate Governance Committee will consider candidates recommended by our stockholders.  Any such recommendation for the next year’s annual meeting of stockholders should be provided to our corporate secretary not less than 70 days nor more than 90 days in advance of the first anniversary of the previous year’s annual meeting of stockholders. The information for the recommended candidate is to be submitted to us in writing addressed to our principal offices in Atlanta, Georgia.  The recommendation must be submitted by the date specified in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for submitting stockholder proposals to be included in our annual stockholders meeting proxy statement.

According to our Bylaws, the recommendation shall be in writing and shall include the following information: name of the candidate; address, telephone, and fax number of the candidate; a written consent by the candidate to being named in the proxy statement as a nominee and to serving as a director if elected; and

information required under Regulation 14A under the Exchange Act, with respect to the candidate; and state the number of shares of our stock beneficially owned by the candidate.  The recommendation shall include a written statement of the candidate as to why the candidate believes that he meets the director qualification criteria and would otherwise be a valuable addition to our Board of Directors.

The Nominating and Corporate Governance Committee shall evaluate the recommended candidate and shall, after consideration of the candidate and after taking account of the director qualification criteria set forth below, determine whether or not to proceed with the candidate in accordance with the procedures outlined under “Process for Identifying and Evaluating Candidates” below.

These procedures do not create a contract between us, on the one hand, and our securities holders or a candidate recommended by our stockholders, on the other hand.  We reserve the right to change these procedures at any time, consistent with the requirements of applicable law and rules and regulations.

Director Qualification.  As minimum qualifications, all candidates must have the following characteristics:

•  The highest personal and professional ethics, integrity and values;

•  Broad-based skills and experience at an executive, policy-making level in business, academia, government or technology areas relevant to our activities;

•  A willingness to devote sufficient time to become knowledgeable about our business and to carry out his duties and responsibilities effectively;

•  A commitment to serve on the board for two years or more at the time of his initial election; and

•  Be between the ages of 30 and 70, at the time of his or her initial election.

Process for Identifying and Evaluating Candidates.  The Nominating and Corporate Governance Committee’s process for identifying and evaluating candidates is:

•  The chairman of the Board, the Nominating and Corporate Governance Committee, or other board members identify the need to add new members to the board with specific criteria or to fill a vacancy on the Board;

•  The chair of the Nominating and Corporate Governance Committee initiates a search, working with staff support and seeking input from the members of the board and senior management, and hiring a search firm, if necessary;

•  The Nominating and Corporate Governance Committee identifies an initial slate of candidates, including any recommended by security holders and accepted by the Nominating and Corporate Governance Committee, after taking account of the director qualifications criteria set forth above;

•  The Nominating and Corporate Governance Committee determines if any board members have contacts with identified candidates and if necessary, uses a search firm;

•  The chairman of the Board, the chief executive officer and at least one member of the Nominating and Corporate Governance Committee interview prospective candidate(s);

•  The Nominating and Corporate Governance Committee keeps the Board informed of the selection progress;

•  The Nominating and Corporate Governance Committee meets to consider and approve final candidate(s); and

•  The Nominating and Corporate Governance Committee presents selected candidate(s) to the Board and seeks full board endorsement of such candidate(s).

Communication with Board of Directors

Stockholders and other interested parties may communicate with the Board of Directors by sending their correspondence to:

Charys Holding Company, Inc.

c/o Chairman of Audit Committee

1117 Perimeter Center West, Suite N415

Atlanta, Georgia 30338

Director Compensation

It is the policy of the Board of Directors that compensation for independent directors should be equity-based.  Employee directors are not paid for board service in addition to their regular compensation.  Each non-employee director receives a fee for attending each meeting, $2,000 in person or $1,000 telephonic attendance, plus reasonable travel fees.  In addition, non-employee directors may receive project fees of $250 per hour, and certain deal fees.  Also, non-employee directors will receive stock grants and options.  For the director’s initial term, the director will receive 20,000 shares of Common Stock and an option to purchase 100,000 shares, and will receive the same for each successive year when they are reelected to the Board of Directors.  Upon resignation or failing to be re-elected the director will receive an additional 50,000 shares of Common Stock.

ADOPTION OF EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2006 AND
NON-EMPLOYEE CONSULTANTS RETAINER STOCK PLAN FOR THE YEAR 2006
(PROPOSAL 2)

The Board of Directors, upon the recommendation of the Compensation Committee, has adopted the following two stock plans for the year 2006 (collectively, “2006 Plans”), subject to approval by the stockholders at this Annual Meeting:

•          Employee Stock Incentive Plan for the Year 2006 (“2006 Employee Plan”), adopted by our directors on May 12, 2006, with 4,000,000 shares of Common Stock in the aggregate authorized for issuance under the Plan; and

•          Non-Employee Consultants Retainer Stock Plan for the Year 2006 (“2006 Retainer Plan”), adopted by our directors on May 12, 2006, with 4,000,000 shares of Common Stock in the aggregate authorized for issuance under the Plan.

As of the record date, 1,369,400 shares of Common Stock had been issued under the 2006 Retainer Plan.  A summary of the 2006 Plans is set forth below.  This summary is, however, qualified in its entirety by and subject to the more complete information set forth in the 2006 Plans, a copy of which is attached hereto as Annex A and Annex B, respectively.

Employee Stock Incentive Plan for the Year 2006

Purposes.  The 2006 Employee Plan is intended to allow designated officers and employees (the “Employee”) of the Company and its subsidiaries to receive certain options to purchase Common Stock (the “Stock Options”) and to receive grants of the Common Stock subject to certain restrictions (the “Stock Awards”).  The purpose of this Plan is to attract, compensate and retain our key Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives.

Shares Subject to the Plan.  The maximum number of shares of Common Stock that may be issued pursuant to this Plan is 4,000,000, subject to adjustment in the event of a change in the capitalization or a change in control of the Company.  To the extent any shares subject to a grant under this Plan (i) remain unissued or unexercised after the grant is canceled, exchanged or expires, or (ii) become reacquired by the Company due to a forfeiture or for any other reason, then such shares may again be available for use under the 2006 Employee Plan and/or for issuance under the 2006 Retainer Plan.  The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under the 2006 Retainer Plan.

Term of the Plan.  The 2006 Employee Plan was adopted by the Board of Directors effective May 12, 2006, provided that the stockholders of the Company must approve the Plan within 12 months before or after such effective date.  Unless the Plan is earlier terminated in accordance with its provisions, no Stock Options or Awards may be granted under this Plan after May 12, 2016.

Administration of the Plan.  The 2006 Employee Plan is administered by the Compensation Committee with the following powers and authorities: (i) to approve the grants proposed by the management and determine the number of shares subject to each grant, the timing of the grant and any other terms and conditions of each grant; (ii) to remove or adjust any restrictions and conditions upon Stock Awards or Stock Options; and (iii) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan.  All interpretations and constructions of this 2006 Employee Plan by the Compensation Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

Eligible Recipient.  The Employees eligible under this 2006 Employee Plan shall be selected and approved by the Compensation Committee from those Employees who are in positions which enable them to make significant contributions to the long-term performance and growth of the Company.

Stock Options.  Stock Options granted under this Plan may constitute “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), if so designated by the Compensation Committee on the date of grant.  The Committee also has the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated as non-statutory stock options by the Committee on the date of grant.  The aggregate Fair Market Value of the shares subject to the incentive stock options held by an Employee which become exercisable for the first time during any one calendar year may not exceed the maximum amount permitted under Section 422 of the Code (currently, $100,000). Each Stock Option shall be evidenced by a written option agreement in a form approved by the Committee.

Exercise Price.  The exercise price for each Stock Option (the “Option Shares”) shall not be less than 85% of the Fair Market Value of the Common Stock on the date of the grant of the option. For an Employee holding greater than 10% of the total voting stock of the Company, the exercise price of an incentive stock option shall be at least 110% of the Fair Market Value of the Common Stock on the date of the grant of the option.  For purposes of the 2006 Plans, “Fair Market Value” means the mean between the highest and lowest reported sales prices of Common Stock on the applicable national securities exchange or The Nasdaq Stock Market, and if not so listed, the average of the bid price of Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined.  The closing sales price of the Company’s Common Stock on September 14, 2006 was $3.95.

Payment.  The Stock Option period shall commence on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee.  Payment may be made in cash or, if the Committee so authorizes, by surrender of previously owned shares of Common Stock, by withholding from the Option Shares which would otherwise be issuable under such Stock Option that number of shares equal to the exercise price of the Stock Option, or by the delivery to the Company of the optionee’s promissory note secured by the Option Shares.

Restrictions.  The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of Common Stock not actually issued to such holder. Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution. Each Stock Option granted under this Plan shall be exercisable during an Employee’s lifetime only by the Employee or by the Employee’s legal representative.

Stock Awards.  The Compensation Committee may grant Stock Awards under this Plan and determine the terms, conditions, restrictions and other provisions for each award.  Each Stock Award under this Plan shall be subject to a restriction period (after which the restrictions shall lapse) commencing on the date the Award is granted and ending on such date as the Committee may determine (the “Restriction Period”).  Each Award granted under this Plan shall be evidenced by a written incentive agreement in a form approved by the Committee.  The Compensation Committee may modify or amend any Stock Award under this Plan or waive any restrictions or conditions applicable to the Stock Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers which materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his or her consent.

Stockholder Rights.  Upon receipt of shares under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the applicable Stock Award.

Transfer Restrictions.  Unless otherwise provided in the Plan, no shares of Common Stock received under this Plan shall be sold, transferred or otherwise disposed of during the applicable Restriction Period.  Any disposition of such shares in violation of this provision shall be null and void.

Amendment and Termination.   The Board of Directors may at any time suspend, amend or terminate this 2006 Employee Plan.  However, no amendment or modification of this Plan may be adopted without stockholder approval, if such amendment would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan, or (3) materially modify the requirements as to eligibility for participation in this Plan.

Non-Employee Consultants Retainer Stock Plan for the Year 2006

Purposes.  The purpose of 2006 Retainer Plan is to attract, compensate and retain non-employee consultants by paying their retainer or fees in the form of shares of the Company’s Common Stock.

Shares Subject to the Plan.  The maximum number of shares of Common Stock that may be issued under this Plan is 4,000,000, subject to adjustment in the event of a change in the capitalization or a change in control of the Company.

Term of the Plan.  The 2006 Retainer Plan was adopted by the Board of Directors effective May 12, 2006, provided that the stockholders of the Company must approve the Plan within 12 months before or after such effective date.  Unless the Plan is earlier terminated in accordance with its provisions, the Plan shall expire on May 12, 2016.

Administration of the Plan.  The 2006 Retainer Plan is administered by the Compensation Committee with full and complete authority to administer the plan in all aspects.  All interpretations and constructions of this Plan by the Compensation Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

Eligible Recipient.  Each individual who is a consultant and not an Employee may be eligible as a participant (the “Participant”) in the 2006 Retainer Plan.

Grants of Shares.  Commencing on the effective date of the 2006 Retainer Plan, the amount of compensation for service to consultants shall be payable in shares of Common Stock (the “Stock Retainer”) pursuant to this Plan.  The deemed issuance price of the shares subject to each Stock Retainer shall not be less than 85% of the Fair Market Value of the Common Stock on the date of the grant.  In the case of any person who owns securities possessing more than 10% of the combined voting classes of securities of the Company, the deemed issuance price of shares subject to each Stock Retainer shall be at least 100% of the Fair Market Value of the Common Stock on the date of the grant.

Deferral of Delivery.  The Participant may make an election on an annual basis to defer delivery of shares under the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the date when it was originally payable, (b) on the date when the Participant ceases to be a consultant for any reason (“Departure Date”) or (c) in five equal annual installments commencing on the Departure Date.

Stockholder Rights.  The certificates for shares delivered to a Participant pursuant to the Stock Retainer shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to all such shares issued in his or her name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

Amendment and Termination.  The Board of Directors may from time to time make such amendments to this Plan, as it may deem proper and in the best interest of the Company without further approval of the Company’s stockholders, except to the extent required under Delaware law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act.  Pursuant to the Plan, the Board of Directors may terminate this Plan at any time by a vote of a majority of the members thereof.

New Plan Benefits

	2006 Employee Plan		2006 Retainer Plan
Name and Position	Dollar Value ($) (1)	Number of Options/Shares	Dollar Value ($)(2)	Number of Shares
Billy V. Ray, Jr.	N/A	50,000	-0-	-0-
Raymond J. Smith	N/A	25,000	-0-	-0-
Executive Group	N/A	75,000	-0-	-0-
H. Alec McLarty	N/A	-0-	269,100	65,000
Neil L. Underwood	N/A	-0-	269,100	65,000
David S. Gergacz	N/A	-0-	269,100	65,000
Catherine B. McKee	N/A	-0-	269,100	65,000
Non-Executive Director Group	N/A	-0-	1,345,500	325,000
Non-Executive Officer Employee Group	N/A	121,870	-0-	-0-

(1)  The grants reported herein under the 2006 Employee Plan are all option grants, and therefore the dollar value information is omitted.

(2)  Based on the fair market value of the Common Stock as of April 28, 2006 of $4.14 per share as reported on OTC Bulletin Board.

Vote Required for Approval

The affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting is required to approve the 2006 Plans.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE 2006 PLANS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE 2006 PLANS.

ADOPTION OF NON-EMPLOYEE
DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN FOR THE YEAR 2005
(PROPOSAL 3)

The Board of Directors, upon the recommendation of the Compensation Committee, has adopted the Charys Holding Company, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005 (“2005 Retainer Plan”), subject to approval by the stockholders at this Annual Meeting.  The 2005 Retainer Plan was adopted by our directors on December 9, 2005 and has up to 250,000 shares of Common Stock in the aggregate authorized for issuance under the Plan.

As of the record date, 250,000 shares of Common Stock had been issued under the 2005 Retainer Plan.  A summary of the 2005 Retainer Plan is set forth below.  This summary is, however, qualified in its entirety by and subject to the more complete information set forth in the 2005 Retainer Plan, a copy of which is attached hereto as Annex C.

Purposes.  The purpose of 2005 Retainer Plan is to attract, compensate and retain non-employee directors and consultants by paying their retainer or fees in the form of shares of the Company’s Common Stock.

Shares Subject to the Plan.  The maximum number of shares of Common Stock that may be issued under this Plan is 250,000, subject to adjustment in the event of a change in the capitalization or a change in control of the Company.

Term of the Plan.  The 2005 Retainer Plan was adopted by the Board of Directors effective December 9, 2005, and shall expire on December 9, 2015.

Administration of the Plan.  The 2005 Retainer Plan is administered by the Compensation Committee with full and complete authority to administer the plan in all aspects.  All interpretations and constructions of this Plan by the Compensation Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

Eligible Recipient.  Each individual who is a consultant or director of the Company and not an Employee may be eligible as a participant (the “Participant”) in the 2005 Retainer Plan.

Grants of Shares.  Commencing on the effective date of the 2005 Retainer Plan, the amount of compensation for service to consultants shall be payable in shares of Common Stock (the “Stock Retainer”) pursuant to this Plan.  The deemed issuance price of the shares subject to each Stock Retainer shall not be less than 85% of the Fair Market Value of the Common Stock on the date of the grant.  In the case of any person who owns securities possessing more than 10% of the combined voting classes of securities of the Company, the deemed issuance price of shares subject to each Stock Retainer shall be at least 100% of the Fair Market Value of the Common Stock on the date of the grant.

Deferral of Delivery.  The Participant may make an election on an annual basis to defer delivery of shares under the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the date when it was originally payable, (b) on the date when the Participant ceases to be a consultant for any reason (“Departure Date”) or (c) in five equal annual installments commencing on the Departure Date.

Stockholder Rights.  The certificates for shares delivered to a Participant pursuant to the Stock Retainer shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to all such shares issued in his or her name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

Amendment and Termination.  The Board of Directors may from time to time make such amendments to this Plan, as it may deem proper and in the best interest of the Company without further approval of the Company’s stockholders, except to the extent required under Delaware law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act.  Pursuant to the Plan, the Board of Directors may terminate this Plan at any time by a vote of a majority of the members thereof.

New Plan Benefits

All of the shares issuable under the 2005 Retainer Plan have been granted to the Company’s outside consultants.  No share was granted under the 2005 Retainer Plan to any of the Company’s executive officers, employees and directors (including the director nominees).

Vote Required for Approval

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the 2005 Retainer Plan.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE 2005 RETAINER PLAN AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE 2005 RETAINER PLAN.

Federal Income Tax Consequences

The following is a brief description of the material United States federal income tax consequences associated with stock incentives under the 2006 Plans and the 2005 Retainer Plan. It is based on existing United Sates laws and regulations, and there can be no assurance that those laws and regulations will not change in the future.  The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside, or all possible tax consequences of the receipt or exercise of stock rights under the Plans, which consequences may vary depending upon a participant’s individual tax and financial circumstances.

Incentive Stock Options.  An option holder has no tax consequences upon issuance or, generally, upon exercise of an incentive stock option (“ISO”).  However, the excess of the fair market value of the shares transferred upon the exercise of an ISO over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the option holder for the year in which the option is exercised, and thus may increase the federal income tax liability of the option holder as a result of the exercise of an ISO under the alternative minimum tax rules of the Code.  An option holder will recognize income when he sells or exchanges the shares acquired upon exercise of an ISO.  This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods.  Generally, the requisite holding periods expire two years after the date of grant of the ISO and one year after the date of acquisition of the Common Stock pursuant to the exercise of the ISO.

If an option holder disposes of the shares acquired pursuant to exercise of an ISO before the expiration of the requisite holding periods, the option holder will recognize ordinary income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold.  However, if the option holder is subject to suit under Section 16(b) of the Exchange Act (the short swing profits rule), the option holder will recognize ordinary income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares as of a later date (such later date being the earlier of (1) the expiration of six months from the date of exercise, or (2) the first day on which the disposition of such property would not subject such option holder to suit under Section 16(b) of the Exchange Act, unless the option holder makes a timely Code §83(b) election in which event the fair market value of the shares will be determined on the date of exercise) and (ii) the price at which the shares are sold.  This amount will be taxed at ordinary income rates.  If the sale price of the shares is greater than the fair market value on the date of exercise, the difference will be recognized as gain by the option holder and taxed at the applicable capital gains rate.  If the sale price of the shares is less than the option price, the option holder will recognize a capital loss equal to the excess of the option price over the sale price.  Such capital gain or loss will be treated as long-term or short-term capital gain or loss depending upon whether the holding period applicable to the long-term capital assets has been satisfied.

For these purposes, the use of shares acquired upon exercise of an ISO to pay the option price of another option (whether or not it is an ISO) will be considered a disposition of the shares.  If this disposition occurs before the expiration of the requisite holding periods, the option holder will have the same tax consequences as are described above in the preceding paragraph.  If the option holder transfers any such shares after holding them for the requisite holding periods or transfers shares acquired pursuant to exercise of a nonqualified stock option (“NQSO”) or on the open market, he generally will not recognize any income upon the exercise.  Whether or not the transferred shares were acquired pursuant to an ISO and regardless of how long the option holder has held such shares, the basis of the new shares received pursuant to the exercise will be computed in two steps.  In the first step, a number of new shares equal to the number of older shares tendered (in payment of the option’s exercise) is considered exchanged under Code §1036 and the rulings thereunder.  Accordingly, these new shares receive the same holding period and the same basis the option holder had in the old tendered shares, if any, plus the amount included in income from the deemed sale of the old shares and the amount of cash or other nonstock consideration paid for the new shares, if any.  In the second step, the number of new shares received by the option holder in excess of the old tendered shares receives a basis of zero, and the option holder’s holding period with respect to such shares commences upon exercise.

An option holder may have tax consequences upon exercise of an ISO if the aggregate fair market value of shares subject to ISOs that first become exercisable by an option holder in any one calendar year exceeds $100,000.  If this occurs, the excess shares will be treated as though they are subject to a NQSO instead of an ISO.  Upon exercise of an option with respect to these shares, the option holder will have the tax consequences described below with respect to the exercise of NQSOs.

There will be no tax consequences to the Company upon issuance or, generally, upon exercise of an ISO.  However, to the extent that an option holder recognizes ordinary income upon exercise, as described above, the Company generally will have a deduction in the same amount, provided the Company satisfies applicable federal income tax reporting requirements or the option holder actually reports such income on his or her federal income tax return.

Non-Qualified Stock Option.  Neither the Company nor the option holder has income tax consequences from the issuance of NQSOs.  Generally, in the tax year when an option holder exercises NQSOs, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares.  However, if the option holder is subject to suit under Section 16(b) of the Exchange Act, the option holder recognizes ordinary income in the amount by which the fair market value of the shares determined as of a later date exceeds the option price for such shares, with such later date being the earlier of (i) the expiration of six months from the date of exercise, or (ii) the first day on which the disposition of such property would not subject such option holder to suit under Section 16(b) of the Exchange Act, unless the option holder makes a timely Code §83(b) election, in which event the fair market value of the shares will be determined on the date of exercise.  The Company generally will be entitled to a deduction in the same amount as the ordinary income recognized by the option holder in the Company’s tax year during which the option holder recognizes ordinary income, provided the Company satisfies applicable federal income tax reporting requirements or the option holder actually reports such income on his or her federal income tax return.

If a NQSO issued under the Plan does not have an exercise price that is greater than or equal to the fair market value of the stock subject to the NQSO as of the date of grant of the NQSO, then such NQSO issued under the Plan generally would be considered a “nonqualified deferred compensation plan” subject to taxation under Code §409A.  Even if a NQSO issued under the Plan does have an exercise price that is greater than or equal to the fair market value of the stock subject to the NQSO as of the date of grant of the NQSO, if there is some additional deferral feature within the NQSO, then such NQSO might be considered a “nonqualified deferred compensation plan” subject to taxation under Code §409A.  If this were to occur, the above-discussed tax consequences would be dramatically changed.  The Company does not intend to issue any NQSO that might be considered a “nonqualified deferred compensation plan” subject to taxation under Code §409A.

Depending upon the period shares are held after exercise, the sale or other taxable disposition of the shares acquired through the exercise of a NQSO generally will result in a short-term or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the NQSO was exercised (or if the option holder was subject to Section 16(b) of the Exchange Act and did not make a timely Code §83(b) election, the fair market value on the delayed determination date, if applicable).

Special rules apply to an option holder who exercises a NQSO by paying the exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company.  If an option holder exercises a NQSO by paying the option price with previously acquired shares, the option holder will generally recognize income (relative to the new shares he is receiving) in two steps.  In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with Code §1036 and the rulings thereunder.  Accordingly, no gain or loss is recognized upon the exchange, and the new shares received in the exchange obtain the same holding period and the same basis the option holder had in the old tendered shares.  In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the option holder will recognize income on those new shares equal to their fair market value less any nonstock consideration tendered.

The excess new shares received will obtain a basis equal to the amount of income recognized by the option holder by exercise, increased by any nonstock consideration tendered.  Their holding period for the excess new shares commences upon the exercise of the option.

Restricted Stock Awards.  A holder of restricted stock award will recognize income upon its receipt, but generally only to the extent that it is not subject to a substantial risk of forfeiture.  If the restricted stock is subject to restrictions that lapse in increments over a period of time, so that the holder becomes vested in a portion of the shares as the restrictions lapse, the holder will recognize income in any tax year only with respect to the shares that become nonforfeitable during that year.  If a holder of restricted stock cannot sell the Common Stock without being subject to suit under Section 16(b) of the Exchange Act, the shares will be treated as subject to a substantial risk of forfeiture.  The income recognized will be equal to the fair market value of those shares, determined as of the time that the restrictions on those shares lapse.  That income generally will be taxable at ordinary income tax rates.  The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder of the restricted stock, provided the Company satisfies applicable federal income tax reporting requirements or the holder of the restricted stock actually reports such income on his or her federal income tax return.

Alternatively, a holder of restricted stock may make a timely Code §83(b) election to recognize ordinary income for the taxable year in which he receives an award of restricted stock in an amount equal to the fair market value of all shares of restricted stock awarded to his (even if the shares are subject to forfeiture).  That income will be taxable at ordinary income tax rates.  At the time of disposition of the shares, a holder who has made such an election will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award.  Such gain will be taxable at the applicable capital gains rate.  A timely Code §83(b) election must be made within 30 days after the transfer of the restricted stock to the holder.  The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the holder at the time of his election, provided the Company satisfies applicable federal income tax reporting requirements or the employee actually reports such income on his or her federal income tax return.

Cash dividends paid to a holder of restricted stock prior to the date the restricted stock is no longer subject to a substantial risk of forfeiture or is forfeited are treated as ordinary income of the holder of restricted stock in the year received.  Depending upon the period that shares are held after receipt by a holder of restricted stock, the sale or other taxable disposition of such shares will result in short-term or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares generally (i) when the restricted stock is no longer subject to a substantial risk of forfeiture, or (ii) upon receipt if a timely Code §83(b) election was made with respect to the shares.

Direct Stock Issuance.  With respect to the receipt of a stock award not subject to any restrictions, such as a Stock Retainer under the 2006 Retainer Plan, the participant would have ordinary income, at the time of receipt, in an amount equal to the difference between the fair market value of the stock received at such time and the amount, if any, paid by the holder for the stock award.

Limitation on Tax Deductions for the Company.  Notwithstanding the preceding provisions, no federal income tax deduction is allowed for compensation paid to a “covered employee” in any taxable year of the Company to the extent that such compensation exceeds $1,000,000.  The $1,000,000 limitation is reduced (but not below zero) by the amount (if any) that would have been included in the compensation of a covered employee for a taxable year but for being disallowed by reason of being a golden parachute payment under Code §280G.  For this purpose, “covered employees” are generally the chief executive officer of the Company and the four highest compensated officers of the Company, and the term “compensation” generally includes amounts includable in gross income as a result of the exercise of stock options or stock appreciation rights, or the receipt of restricted stock.  This deduction limitation does not apply to compensation that is commission based compensation, performance based compensation or compensation that would not be includable in an employee’s gross income.

Regulations indicate that compensation attributable to a stock option or a stock appreciation right generally will satisfy the limitation exception for performance based compensation if the grant or award is made by a compensation committee composed of “outside” directors, the plan under which the option or right is granted states the maximum number of shares with respect to which the options or rights may be granted during a specified period to any employee, and, under the terms of the option or right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award.  Stock Options granted under the 2006 Employee Plan may possibly satisfy these requirements, depending upon the specific terms, provisions, restrictions and limitations of such options or rights.

ERISA.  The 2006 Plans and the 2005 Retainer Plan are not, and are not intended to be, employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), as they do not provide either welfare benefits or a deferral of income for periods extending to the termination of employment or retirement.

Equity Compensation Plans

The following table provides information regarding the Company’s equity compensation plans as of April 30, 2006.

Plan Category	Number of securities (in thousands) to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities (in thousands)remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	2,154,835	$0.77	-0-
Equity compensation plans not approved by security holders (1)	3,577,222	$0.76	-0-
Total	5,732,057	$0.76	-0-

(1)          Includes the right to purchase 2,327,222 shares of Common Stock under the Amended and Restated Stock Purchase Agreement dated May 25, 2004.  Also include warrants issued to outside advisors and consultants as part of the compensation for their services.

Employee Stock Incentive Plan for the Year 2004

Charys Holding Company, Inc. Employee Stock Incentive Plan for the Year 2004 (“2004 Employee Plan”) was adopted by the Company on June 25, 2004.  Only employees of the Company are eligible to participate under the 2004 Employee Plan.  The 2004 Employee Plan is administered by the Compensation Committee.

The 2004 Employee Plan provides for the granting of stock options and stock awards with respect to up to an aggregate of 5,000,000 shares of Class A Common Stock, subject to adjustment in the event of certain capital changes.  The 2004 Employee Plan provides for the grant of stock options not intended to qualify as incentive stock options under Section 422 of the Code and stock options that are intended to qualify as incentive stock options under Section 422 of the Code in such amounts and subject to such terms and conditions, as the Compensation Committee shall in its discretion determine.

Unless sooner terminated by the Board of Directors, the 2004 Employee Plan will terminate upon the April 28, 2014.  Options granted under the Amended Plan are exercisable during a participant’s lifetime only by the participant and are not transferable by the participant, other than by will or the laws of descent and distribution.

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL 4)

Subject to stockholder ratification, the Board of Directors has appointed Miller, Ray, Houser & Stewart LLP to serve as our independent public accounting firm for the fiscal year ended April 30, 2007.  The appointment of Miller, Ray, Houser & Stewart LLP was recommended to the Board by its Audit Committee.  Miller, Ray, Houser & Stewart LLP have served as our independent public accounting firm since April 28, 2005. Representatives of Miller, Ray, Houser & Stewart LLP are not expected to be present at the meeting.

Audit Fees

The aggregate fees billed by Miller, Ray, Houser & Stewart LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended April 30, 2006, and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-QSB for the same fiscal year, were $275,000.

The aggregate fees billed by Miller, Ray, Houser & Stewart LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended April 30, 2005, and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-QSB for the same fiscal year, were $80,000.

There were no fees billed by Malone & Bailey, P.C. for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended April 30, 2005, and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-QSB for the same fiscal year.

Audit-Related Fees

The aggregate audit-related fees billed by Miller, Ray, Houser & Stewart, LLP for fiscal year ended April 30, 2006, were $36,255.  These fees were charged for services that were reasonably related to the performance of the audit or review of our audited financial statements.

Tax Fees

There were no fees billed by Miller, Ray, Houser & Stewart LLP or Malone & Bailey, P.C. in the last two fiscal years ended April 30, 2006 for tax compliance, tax advice and planning services.

All Other Fees

There were no other fees billed by Miller, Ray, Houser & Stewart LLP or Malone & Bailey, P.C. in the last two fiscal years ended April 30, 2006 for professional services rendered other than those described above.

The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided by its independent auditor.  All fiscal 2006 and 2005 services were pre-approved by the Audit Committee.  The Audit Committee considers the provision of non-audit services to be compatible with maintaining the independence of Miller, Ray, Houser & Stewart LLP.

Change of Independent Public Accounting Firm During Fiscal Year 2005

On April 28, 2005, we dismissed our independent public accounting firm, Malone & Bailey, P.C. The change in independent public accounting firm was approved by our Board of Directors.

The reports of our financial statements for the years ended April 30, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or application of accounting principles, except that the report of Malone & Bailey, P.C. for the years ended April 30, 2004 and 2003, included an explanatory paragraph regarding substantial doubt as to our ability to continue as a going concern. During the years ended April 30, 2004 and 2003, and the subsequent interim period through April 28, 2005, we have not had any disagreements with Malone & Bailey, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

We engaged Miller, Ray, Houser & Stewart LLP as our independent public accounting firm as of April 28, 2005 for our fiscal years ended April 30, 2005 and 2006. We had not consulted Miller, Ray, Houser & Stewart LLP previously. There have been no unresolved disagreements with our auditors on matters of accounting or financial disclosure.

A Current Report on Form 8-K was timely filed by us reflecting our change in our independent public accounting firm. The Current Report included the letter from Malone & Bailey, P.C. agreeing with the disclosures we made in that Current Report.

Vote Required

The affirmative vote of a majority of the votes present at the Annual Meeting in person or by proxy and voting on the proposal is required to approve the ratification of Miller, Ray, Houser & Stewart LLP as our independent public accounting firm.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF MILLER, RAY, HOUSER & STEWART LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MILLER, RAY, HOUSER & STEWART LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED APRIL 30, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 6, 2006, information concerning ownership of Charys voting securities by:

•                  Each person who owns beneficially more than 5% of the outstanding shares of Common Stock;

•                  Each person who owns beneficially more than 5% of the outstanding shares of Series A Preferred Stock;

•                  Each director;

•                  Each Named Executive Officer as described on page 21; and

•                  All directors and officers as a group.

	Common Stock Beneficially Owned (2)		Preferred Stock Beneficially Owned (2)
Name and Address of Beneficial Owner (1)	Number/Percentage		Number/Percentage

Billy V. Ray, Jr. (3)	2,343,887	13.8%	1,000,000	100%
Raymond J. Smith (4)	608,332	2.0%	-0-	-0-
Catherine B. McKee (5)	120,000	*	-0-	-0-
David S. Gergacz	85,000	*	-0-	-0-
Dennis C. Hayes (6)	185,000	*	-0-	-0-
Gisle Larsen (7)	220,000	*	-0-	-0-
H. Alec McLarty	85,000	*	-0-	-0-
John Jordan	87,842	*	-0-	-0-
Michael Oyster (8)	493,332	1.6%	-0-	-0-
Neil L. Underwood	-0-	-0-	-0-	-0-
All directors and officers as a group (10 persons)	6,413,543	18.7%	1,000,000	100%
Troy Crochet	7,250,000	23.7%	-0-	-0-

*                 Less than one percent.

(1)          Unless otherwise indicated, the address for each of these stockholders is c/o Charys Holding Company, Inc., 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30338. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to his shares of the common and preferred stock beneficially owned.

(2)          For purposes of calculating the percentage beneficially owned, the number of shares of Common Stock deemed outstanding include (i) 30,550,080 shares outstanding as of September 6, 2006 and (ii) shares issuable by Charys pursuant to options or warrants held by the respective person or group that may be exercised within 60 days following September 6, 2006 (“Presently Exercisable Rights”). Presently Exercisable Rights are considered to be outstanding and to be beneficially owned by the person or group holding such rights for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.  As of September 6, 2006, the Company has 1,000,000 shares of Series A Preferred Stock outstanding.

(3)          Includes 16,665 shares issuable pursuant to Presently Exercisable Rights. Also includes the right to purchase up to 2,327,222 shares of Common Stock under the Amended and Restated Stock Purchase Agreement dated May 25, 2004.

(4)          All represent shares issuable pursuant to Presently Exercisable Rights.

(5)          Includes 100,000 shares issuable pursuant to Presently Exercisable Rights.

(6)          Includes 100,000 shares issuable pursuant to Presently Exercisable Rights.

(7)          Includes 200,000 shares issuable pursuant to Presently Exercisable Rights.

(8)          Includes 408,332 shares issuable pursuant to Presently Exercisable Rights.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the three years ended April 30, 2006, the total compensation paid to or accrued for the current Chief Executive Officer and the other Executive Officers as defined under the SEC rules with the next highest total annual salary and bonus (collectively, the “Named Executive Officers”).

	Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Restricted Stock Awards	Securities Underlying Options/SARs	LTIP Payout	All Other Compensation

Billy V. Ray, Jr. (1)	2006	$156,500	$-0-	-0-	-0-	$-0-	$-0-
Chief Executive Officer	2005	$-0-	$-0-	-0-	-0-	$-0-	$-0-
Director	2004	$-0-	$-0-	-0-	-0-	$-0-	$-0-

Raymond J. Smith(2)	2006	$133,207	$-0-	-0-	-0-	$-0-	$-0-
Vice President; Secretary	2005	$-0-	$-0-	-0-	450,000	$-0-	$-0-
Chief Financial Officer	2004	$-0-	$-0-	-0-	150,000	$-0-	$-0-

(1) Mr. Ray’s employment contract commenced in 2004 and includes an automobile allowance of $6,000 per year.
(2) Mr. Smith’s employment contract commenced in 2004 and includes an automobile allowance of $6,000 per year.

Option Grants in Fiscal Year 2006

The following table provides information relating to option grants to the Named Executive Officers during the fiscal year ended April 30, 2006.

Name	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees in Fiscal Year 2006	Exercise Price per Share	Expiration Date

Billy V. Ray, Jr.	—	—	—	—
Raymond J. Smith	—	—	—	—

Aggregated Option Exercises in 2006 Fiscal Year and Year-End Option Values

The following table summarizes the number of shares and value realized by each of the Named Executive Officers upon the exercise of options during the fiscal year ended April 30, 2006 and the value of the outstanding options held by the Named Executive Officers at April 30, 2006:

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year-End (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Billy V. Ray, Jr.	—	—	—	—	—	—
Raymond J. Smith	—	—	600,000	—	2,244,000	—

(1)   Based on the fair market value of the Common Stock as of April 28, 2006 of $4.14 per share as reported on OTC Bulletin Board less the exercise price payable upon exercise of such options.

Employment Agreements

On June 15, 2004 Billy V. Ray, Jr. and Raymond J. Smith executed employment agreements with us, copies of which were filed as exhibits to our Annual Report of Form 10-KSB for the fiscal year ended April 30, 2004.

Pursuant to the terms of Mr. Ray’s agreement with us, Mr. Ray serves as our Chief Executive Officer.  Mr. Ray’s agreement automatically renews for an additional three year term at the conclusion of the initial or successive three year terms.  Mr. Ray receives a base salary which varies according to the levels of our revenue and is set forth in Appendix A to Mr. Ray’s employment agreement.  Mr. Ray is eligible to receive a bonus, car allowance and other benefits in addition to his base salary.

Pursuant to the terms of Mr. Smith’s agreement with us, Mr. Smith serves as our vice president and chief financial officer.  Mr. Smith’s agreement automatically renews for an additional three year term at the conclusion of the initial or successive three year terms.  Mr. Smith receives a base salary which varies according to the levels of our revenue and is set forth in Appendix A to Mr. Smith’s employment agreement.  Mr. Smith is eligible to receive a bonus, car allowance and other benefits in addition to his base salary. As part of his compensation pursuant to the employment agreement, Mr. Smith also received an option to purchase 600,000 shares of our Common Stock as part of his agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been several transactions between various officers, directors, and affiliates of the Company, specifically, Billy V. Ray, Jr. and Gerry Hall, all of which are more fully described in “Risk Factors” and “Description of Business” in Item 1 of the Company’s Annual Report on Form 10-KSB for the fiscal year ended April 30, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, our directors and certain of our officers, and persons holding more than 10% of our Common Stock are required to file forms reporting their beneficial ownership of our Common Stock and subsequent changes in that ownership with the SEC. Such persons are also required to furnish us with copies of all forms so filed.

Based solely upon a review of copies of such forms filed on Forms 3, 4, and 5, we are aware of seven persons who during the fiscal year ended April 30, 2006, were directors, officers, or beneficial owners of more than 10% of our Common Stock, and who failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act during such fiscal year as follows:

-        Gisle Larsen was a director during the year ended April 30, 2006. Mr. Larsen failed to timely file a Form 4 during the year ended April 30, 2006.

-        Michael Oyster was a director during the year ended April 30, 2006. Mr. Oyster failed to timely file two Forms 4 during the year ended April 30, 2006.

-        Richard Mangiarelli was a director during the year ended April 30, 2006. Mr. Mangiarelli failed to timely file a Form 4 during the year ended April 30, 2006.

-        Dennis C. Hayes was a director during the year ended April 30, 2006. Mr. Hayes failed to timely file a Form 3 and a Form 4 during the year ended April 30, 2006.

-        L. Ford Clark was an officer during the year ended April 30, 2006. Mr. Clark failed to timely file a Form 3 during the year ended April 30, 2006.

-        Gregory A. Buchholz was an officer during the year ended April 30, 2006. Mr. Buchholz failed to timely file a Form 3 and Form 4 during the year ended April 30, 2006.

-        Jerry J. Harrison was an officer during the year ended April 30, 2006. Mr. Harrison failed to timely file a Form 3 and Form 4 during the year ended April 30, 2006.

-        Lee Yarborough was an officer during the year ended April 30, 2006. Ms. Yarborough failed to timely file a Form 3 and Form 4 during the year ended April 30, 2006.

-        Gerry W. Hall was an officer during the year ended April 30, 2006. Mr. Hall failed to timely file a Form 3 and Form 4 during the year ended April 30, 2006.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for fiscal year ended April 30, 2006.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.  The Audit Committee has also discussed with Miller, Ray, Houser & Stewart LLP, the Company’s independent auditors for the fiscal year ended April 30, 2006, matters relating to the auditors’ judgments about the acceptability, as well as the quality, of the Company’s accounting principles, as applied in its financial reporting as required by Statement on Auditing Standards No. 61, Communications with Audit Committees.  Miller, Ray, Houser & Stewart LLP has confirmed to the Audit Committee that it is in compliance with the rules, standards and policies of the Independence Standards Board and the SEC governing auditor independence.  The Audit Committee received and discussed with Miller, Ray, Houser & Stewart LLP its written disclosures as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

Based on the Audit Committee’s review and discussion referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended April 30, 2006.

Audit Committee

David S. Gergacz (Chairman)

Neil L. Underwood
Michael Oyster

NOT WITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY’S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THE FOREGOING REPORT SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

FORM 10-KSB EXHIBITS

The Company has included with this Proxy Statement a copy of its Form 10-KSB which is part of the Annual Report for the fiscal year ended April 30, 2006, including the amendment, financial statements, schedules and list of exhibits.  The Company will mail without charge, upon written request, a copy of its Form 10-KSB exhibits.  Requests should be sent to the Corporate Secretary of Charys Holding Company, Inc. at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30338, or telephone (678) 443-2300.  They are also available, free of charge, at SEC’s web site, www.sec.gov.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth in this Proxy Statement.  Should any other matter requiring a vote of the stockholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company and its stockholders.  Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder of the Company for consideration at the annual meeting of stockholders for fiscal 2007 must be received by the Company no later than May 21, 2007 if any such proposal is to be eligible for inclusion in the Company’s proxy materials for its fiscal 2007 annual meeting.  If a stockholder fails to provide timely notice of a proposal to be presented at the fiscal 2007 annual meeting, the Company may exclude such stockholder proposals from its proxy materials.

For any proposal that is not submitted for inclusion in the next year’s proxy materials, but is instead sought to be presented directly at the fiscal 2007 annual meeting, the Bylaws require stockholders to give advance notice of such proposal.  The required notice must be given no more than 90 days and no less than 70 days in advance of the anniversary date of the immediately preceding annual meeting.  Accordingly, with respect to the Company’s fiscal 2007 annual meeting of stockholders, the Bylaws require notice to be received by the Secretary of the Company at its executive offices as early as July 1, 2007 but no later than July 21, 2007.

BY ORDER OF THE BOARD OF DIRECTORS,

Billy V. Ray, Jr.
Chairman and Chief Executive Officer

ANNEX A

CHARYS HOLDING COMPANY, INC.
EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2006

1.  General Provisions.

1.1  Purpose.  This Stock Incentive Plan (the “Plan”) is intended to allow designated officers and employees (all of whom are sometimes collectively referred to herein as the “Employees,” or individually as the “Employee”) of Charys Holding Company, Inc., a Delaware corporation (the “Company”) and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the “Company”) to receive certain options (the “Stock Options”) to purchase common stock of the Company, par value $0.001 per share (the “Common Stock”), and to receive grants of the Common Stock subject to certain restrictions (the “Awards”). As used in this Plan, the term “Subsidiary” shall mean each corporation which is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”). The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

1.2  Administration.

1.2.1  The Plan shall be administered by the Compensation Committee (the “Committee”) of, or appointed by, the Board of Directors of the Company (the “Board”). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company’s Bylaws and of Delaware law applicable to the Board, except as otherwise provided herein or determined by the Board.

1.2.2  The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

1.2.3  The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

1.3  Eligibility and Participation.  The Employees eligible under this Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

1.4  Shares Subject to this Plan.  The maximum number of shares of the Common Stock that may be issued pursuant to this Plan shall be 4,000,000 subject to adjustment pursuant to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan. In the event that any outstanding Stock Option or Award under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Option or Award shall be available for issuance under the Charys Holding Company, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2006. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under Charys Holding Company, Inc.’s Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2006.

2.  Provisions Relating to Stock Options.

2.1  Grants of Stock Options.  The Committee may grant Stock Options in such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan shall constitute “incentive stock options” within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the “Option Agreement”) in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee’s rights to exercise Stock Options following a “Change in Control,” upon termination of the Employee’s employment by the Company without “Cause” or by the Employee for “Good Reason,” as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

2.2  Purchase Price. The purchase price (the “Exercise Price”) of shares of the Common Stock subject to each Stock Option (the “Option Shares”) shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, “Fair Market Value” means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

2.3  Option Period.  The Stock Option period (the “Term”) shall commence on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1. Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the “Section 16 Reporting Persons”) pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

2.4  Exercise of Options.

2.4.1  Each Stock Option may be exercised at any time in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2. Payment may be made (a) in cash, (b) by cashier’s or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee’s promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee.

2.4.2  Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee’s execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue “stop transfer” instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

2.4.3  No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

2.5  Continuous Employment. Except as provided in Paragraph 2.7 below, an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the

Employee’s employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee’s employment with the Company shall be deemed to have terminated as of the date the Employee’s military service ended.

2.6  Restrictions on Transfer. Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee’s lifetime only by the Employee or by the Employee’s legal representative.

2.7  Termination of Employment.

2.7.1  Upon an Employee’s Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:(i) At least six months from the date of termination if termination was caused by death or disability. (ii) At least 30 days from the date of termination if termination was caused by other than death or disability.

2.7.2  Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

2.7.3  For purposes of this Plan:  (a) “Retirement” shall mean an Employee’s retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and (b) “Disability” shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee’s employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

3.  Provisions Relating to Awards.

3.1  Grant of Awards. Subject to the provisions of this Plan, the Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the “Award Shares”), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common Stock, which may, in the Committee’s discretion, consist of the delivery of the Employee’s promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the

Award is granted and ending on such date as the Committee shall determine (the “Restriction Period”). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee’s death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee’s employment by the Company without “Cause” or by the Employee for “Good Reason,” as those terms are defined herein. For purposes of this Plan:

“Change of Control” shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company’s then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company’s assets or a plan of complete liquidation.  “Cause,” when used with reference to termination of the employment of an Employee by the Company for “Cause,” shall mean:  (a) The Employee’s continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for “Good Reason,” as defined herein; or (b) The conviction of the Employee of a felony; or (c) The Employee’s commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or (d) The Employee’s gross misconduct causing material harm to the Company.

“Good Reason” shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee’s resignation, unless the Employee shall have consented thereto in writing:  (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or (c) A reduction by the Company in the Employee’s annual base salary as in effect immediately prior to the Change of Control; or (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company’s business to an extent substantially consistent with the Employee’s business travel obligations immediately prior to the Change of Control; or (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or (f) The failure of the Company to obtain a satisfactory Assumption Agreement (as defined in Paragraph 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

3.2  Incentive Agreements.  Each Award granted under this Plan shall be evidenced by a written agreement (an “Incentive Agreement”) in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

3.3  Amendment, Modification and Waiver of Restrictions.  The Committee may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

3.4  Terms and Conditions of Awards. Upon receipt of an Award of shares of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

3.4.1  Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such Common Stock in violation of this Paragraph 3.4 shall be null and void.

3.4.2  If an Employee’s employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee’s death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

3.4.3  The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires, (b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

4.  Miscellaneous Provisions.

4.1  Adjustments Upon Change in Capitalization.

4.1.1  The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (and the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall not be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization, a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective.

4.1.2  Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company’s assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

4.2  Withholding Taxes.  The Company shall have the right at the time of exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the “Tax Liability”), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee’s salary, (3) by withholding from the Option

Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee’s Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied: (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and (b) The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the “Withholding Election”) made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day “window period” beginning on the third business day following the date of release of the Company’s quarterly or annual summary statement of sales and earnings. Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

4.3  Relationship to Other Employee Benefit Plans.  Stock Options and Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

4.4  Amendments and Termination.  The Board of Directors may at any time suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (except for adjustments pursuant to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

4.5  Successors in Interest.  The provisions of this Plan and the actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

4.6  Other Documents.  All documents prepared, executed or delivered in connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

4.7  Fairness of the Repurchase Price.  In the event that the Company repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company’s securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20 percent of the securities per year over five years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

4.8  No Obligation to Continue Employment. This Plan and the grants which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

4.9  Misconduct of an Employee.  Notwithstanding any other provision of this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

4.10  Term of Plan.  No Stock Option shall be exercisable, or Award granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective May 12, 2006. No Stock Options or Awards may be granted under this Plan after May 12, 2016.

4.11  Governing Law.  This Plan and all actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware.

4.12  Assumption Agreements.  The Company will require each successor, (direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an “Assumption Agreement”), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor: (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options; (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company’s ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession; (c) To require any future successor to enter into an Assumption Agreement; and (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

4.13  Compliance with Rule 16b-3.  Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

4.14  Information to Shareholders.  The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

4.15  Approval.  This Plan must be approved by a majority of the outstanding securities entitled to vote within 12 months before or after this Plan is adopted or the date the agreement is entered into. Any securities purchased before security holder approval is obtained must be rescinded if security holder approval is not obtained within 12 months before or after this Plan is adopted or the date the agreement is entered into. Such securities shall not be counted in determining whether such approval is obtained.

IN WITNESS WHEREOF, this Plan has been executed effective as of May 12, 2006.

CHARYS HOLDING COMPANY, INC.

By:	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr., Chief Executive Officer

ANNEX B

CHARYS HOLDING COMPANY, INC.
NON-EMPLOYEE CONSULTANTS RETAINER STOCK PLAN
FOR THE YEAR 2006

1. Introduction. This Plan shall be known as the “Charys Holding Company, Inc. Non-Employee Consultants Retainer Stock Plan for the Year 2006” and is hereinafter referred to as the “Plan.” The purposes of this Plan are to enable Charys Holding Company, Inc., a Delaware corporation (the “Company”), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company’s stockholders, by paying their retainer or fees in the form of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

2. Definitions. The following terms shall have the meanings set forth below:

“Board” means the Board of Directors of the Company.

“Change of Control” has the meaning set forth in Paragraph 12(d) hereof.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

“Committee” means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

“Common Stock” has the meaning set forth in Paragraph 1 hereof.

“Company” has the meaning set forth in Paragraph 1 hereof.

“Consultants” means the Company’s consultants and advisors only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Deferral Election” has the meaning set forth in Paragraph 6 hereof.

“Deferred Stock Account” means a bookkeeping account maintained by the Company for a Participant representing the Participant’s interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

“Delivery Date” has the meaning set forth in Paragraph 6 hereof.

“Director” means an individual who is a member of the Board of Directors of the Company.

“Dividend Equivalent” for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

“Effective Date” has the meaning set forth in Paragraph 3 hereof.

“Exchange Act” has the meaning set forth in Paragraph 12(d) hereof.

“Fair Market Value” means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

“Participant” has the meaning set forth in Paragraph 4 hereof.

“Payment Time” means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

“Stock Retainer” has the meaning set forth in Paragraph 5 hereof.

“Third Anniversary” has the meaning set forth in Paragraph 6 hereof.

3. Effective Date of the Plan. This Plan was adopted by the Board effective May 12, 2006 (the “Effective Date”).

4. Eligibility. Each individual who is a Consultant on the Effective Date and each individual who becomes a Consultant thereafter during the term of this Plan, shall be a participant (the “Participant”) in this Plan, in each case during such period as such individual remains a Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

5. Grants of Shares. Commencing on the Effective Date, the amount of compensation for service to consultants shall be payable in shares of the Common Stock (the “Stock Retainer”) pursuant to this Plan. The deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant. In the case of any person who owns securities possessing more than ten percent of the combined voting power of all classes of securities of the issuer or its parent or subsidiaries possessing voting power, the deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall be at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant.

6. Deferral Option. From and after the Effective Date, a Participant may make an election (a “Deferral Election”) on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the “Third Anniversary”), (b) on the date upon which the Participant ceases to be a Consultant for any reason (the “Departure Date”) or (c) in five equal annual installments commencing on the Departure Date (the “Third Anniversary” and “Departure Date” each being referred to herein as a “Delivery Date”). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

7. Deferred Stock Accounts. The Company shall maintain a Deferred Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

8. Delivery of Shares.

(a) The shares of the Common Stock in a Participant’s Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant’s estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant’s estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant’s estate or legal guardian, where appropriate.

(b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, “Trust”) to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company’s obligations under this Paragraph 8.

9. Share Certificates; Voting and Other Rights. The certificates for shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

10. General Restrictions.

(a) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

(i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

(ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

(iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

(b) Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

11. Shares Available. Subject to Paragraph 12 below, the maximum number of shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 4,000,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market.

12. Adjustments; Change of Control.

(a) In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a “Transaction”), in each case other than any such Transaction which constitutes a Change of Control (as defined below), (i) the Deferred Stock Accounts shall be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall likewise be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee shall appropriately adjust any other relevant provisions of this Plan and any such modification by the Committee shall be binding and conclusive on all persons.

(b) If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

(c) In lieu of the adjustment contemplated by Paragraph 12(a), in the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant’s Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant’s Deferred Stock Account; and (iii) this Plan shall be terminated.

(d) For purposes of this Plan, Change of Control shall mean any of the following events:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 80 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the “Outstanding Company Common Stock”), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of

Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

(ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation (A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

(iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

13. Administration; Amendment and Termination.

(a) The Plan shall be administered by the Compensation Committee (the “Committee”) of, or appointed by, the Board of Directors of the Company (the “Board”). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company’s Bylaws and of Delaware law applicable to the Board, except as otherwise provided herein or determined by the Board. The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan to administer all aspects of the Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

(b) The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company’s stockholders, provided that, to the extent required under Delaware law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company’s stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

14. Term of Plan. No shares of the Common Stock shall be issued, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective May 12, 2006, and shall expire on May 12, 2016.

15. Governing Law. This Plan and all actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware.

16. Information to Shareholders. The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

17. Miscellaneous.

(a) Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company’s stockholders or to limit the rights of the stockholders to remove any Director.

(b) The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

18. Approval. This Plan must be approved by a majority of the outstanding securities entitled to vote within 12 months before or after this Plan is adopted or the date the agreement is entered into. Any securities purchased before security holder approval is obtained must be rescinded if security holder approval is not obtained within 12 months before or after this Plan is adopted or the agreement is entered into. Such securities shall not be counted in determining whether such approval is obtained.

IN WITNESS WHEREOF, this Plan has been executed effective as of May 12, 2006.

CHARYS HOLDING COMPANY, INC.

By:	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr., Chief Executive Officer

ANNEX C

CHARYS HOLDING COMPANY, INC.
NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN
FOR THE YEAR 2005

1. Introduction. This Plan shall be known as the “Charys Holding Company, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005” and is hereinafter referred to as the “Plan.” The purposes of this Plan are to enable Charys Holding Company, Inc., a Delaware corporation (the “Company”), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company’s stockholders, by paying their retainer or fees in the form of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

2. Definitions. The following terms shall have the meanings set forth below:

“Board” means the Board of Directors of the Company.

“Change of Control” has the meaning set forth in Paragraph 12(d) hereof.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

“Committee” means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

“Common Stock” has the meaning set forth in Paragraph 1 hereof.

“Company” has the meaning set forth in Paragraph 1 hereof.

“Consultants” means the Company’s consultants and advisors only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Deferral Election” has the meaning set forth in Paragraph 6 hereof.

“Deferred Stock Account” means a bookkeeping account maintained by the Company for a Participant representing the Participant’s interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

“Delivery Date” has the meaning set forth in Paragraph 6 hereof.

“Director” means an individual who is a member of the Board of Directors of the Company.

“Dividend Equivalent” for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

“Effective Date” has the meaning set forth in Paragraph 3 hereof.

“Exchange Act” has the meaning set forth in Paragraph 12(d) hereof.

“Fair Market Value” means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

“Participant” has the meaning set forth in Paragraph 4 hereof.

“Payment Time” means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

“Stock Retainer” has the meaning set forth in Paragraph 5 hereof.

“Third Anniversary” has the meaning set forth in Paragraph 6 hereof.

3. Effective Date of the Plan. This Plan was adopted by the Board effective December 9, 2005 (the “Effective Date”).

4. Eligibility. Each individual who is a Director or Consultant on the Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the “Participant”) in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

5. Grants of Shares. Commencing on the Effective Date, the amount of compensation for service to directors or consultants shall be payable in shares of the Common Stock (the “Stock Retainer”) pursuant to this Plan. The deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant. In the case of any person who owns securities possessing more than ten percent of the combined voting power of all classes of securities of the issuer or its parent or subsidiaries possessing voting power, the deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall be at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant.

6. Deferral Option. From and after the Effective Date, a Participant may make an election (a “Deferral Election”) on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the “Third Anniversary”),(b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the “Departure Date”) or (c) in five equal annual installments commencing on the Departure Date (the “Third Anniversary” and “Departure Date” each being referred to herein as a “Delivery Date”). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected;

provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

7. Deferred Stock Accounts. The Company shall maintain a Deferred Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

8. Delivery of Shares.

(a) The shares of the Common Stock in a Participant’s Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant’s estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant’s estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant’s estate or legal guardian, where appropriate.

(b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, “Trust”) to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company’s obligations under this Paragraph 8.

9. Share Certificates; Voting and Other Rights. The certificates for shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

10. General Restrictions.

(a) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

(i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

(ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

(iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

(b) Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

11. Shares Available. Subject to Paragraph 12 below, the maximum number of shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 250,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market.

12. Adjustments; Change of Control.

(a) In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a “Transaction”), in each case other than any such Transaction which constitutes a Change of Control (as defined below), (i) the Deferred Stock Accounts shall be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall likewise be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee shall appropriately adjust any other relevant provisions of this Plan and any such modification by the Committee shall be binding and conclusive on all persons.

(b) If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

(c) In lieu of the adjustment contemplated by Paragraph 12(a), in the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant’s Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant’s Deferred Stock Account; and (iii) this Plan shall be terminated.

(d) For purposes of this Plan, Change of Control shall mean any of the following events:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 80 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the “Outstanding Company Common Stock”), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of

Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

(ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation (A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

(iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

13. Administration; Amendment and Termination.

(a) This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the “Committee”), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

(b) The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company’s stockholders, provided that, to the extent required under Delaware law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company’s stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

14. Term of Plan. No shares of the Common Stock shall be issued, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective December 9, 2005, and shall expire on December 9, 2015.

15. Governing Law. This Plan and all actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware.

16. Information to Shareholders. The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

17. Miscellaneous.

(a) Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company’s stockholders or to limit the rights of the stockholders to remove any Director.

(b) The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

IN WITNESS WHEREOF, this Plan has been executed effective as of December 9, 2005.

CHARYS HOLDING COMPANY, INC.

By:	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr., Chief Executive Officer

CHARYS HOLDING COMPANY, INC.

1117 Perimeter Center West

Suite N415

Atlanta, Georgia 30338

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Charys Holding Company, Inc. (the “Company”) hereby revokes all prior proxies and hereby appoints Billy V. Ray, Jr. or failing him, H. Alec McLarty, as a proxy for the undersigned, each with full power of substitution, to vote all shares of Common Stock and Series A Preferred Stock of the Company which the undersigned is entitled to vote at the Company’s annual meeting of stockholders to be held on Thursday, September 28, 2006 at 1:00 p.m., Atlanta, Georgia Time, at 1117 Perimeter Center West, Suite W113, Atlanta, Georgia 30338 and at any postponement or adjournment thereof, and the undersigned authorizes and instructs such proxies or their substitutes to vote as designated on the reverse side hereof and in their discretion as to other matters.

Please sign exactly as name appears on the reverse side.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by the president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.  This proxy will not be valid unless it is completed and delivered to the Company at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30338, not less than 48 hours (excluding Saturdays and holidays) before the Annual Meeting.

(Please date and sign on reverse)

(Continued on reverse side)

The shares represented by this Proxy Card will be voted as directed by the undersigned stockholders.  If no direction is given when the duly executed Proxy Card is returned, such shares will be voted “FOR” all nominees in Proposal 1 and “FOR” Proposals 2, 3 and 4, and, in accordance with the judgment of the proxies, for or against any other matter that may properly come before the annual meeting and any postponement or adjournment thereof.

I PLAN TO ATTEND MEETING  ☐

The Board of Directors recommends a vote “FOR” all nominees in Proposal 1 and “FOR” Proposals 2, 3 and 4.

Proposal 1 – Election of the following Nominees as Directors.

NOMINEES:

H. Alec McLarty    Neil L. Underwood    David S. Gergacz    Catherine B. McKee

FOR all Nominees listed above (except as marked to the contrary)	WITHHELD for all Nominees listed above	(Instruction: To withhold authority to vote any individual nominee, strike a line through the nominee’s name above.)
☐	☐

Proposal 2 – Approval of the Charys Holding Company, Inc. Employee Stock Incentive Plan for the Year 2006 and Non-Employee Consultants Retainer Stock Plan for the Year 2006:

For	Against	Abstain
☐	☐	☐

Proposal 3 – Approval of the Charys Holding Company, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005:

For	Against	Abstain
☐	☐	☐

Proposal 4 - Ratification of the appointment of Miller, Ray, Houser & Stewart, LLP as the Company’s independent registered public accounting firm for the fiscal year ended April 30, 2007:

For	Against	Abstain
☐	☐	☐

PLEASE MARK YOUR CHOICE LIKE THIS “X” IN BLUE OR BLACK INK.

Date	Signature if held jointly
Please mark, date and sign as your name appears on your stock certificate and return in the enclosed envelope.
Signature

PLEASE DELIVER THIS DULY EXECUTED PROXY TO THE COMPANY, 1117 PERIMETER CENTER WEST, SUITE N415, ATLANTA, GEORGIA 30338 NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE SEPTEMBER 28, 2006, THE DATE OF THE ANNUAL MEETING.